AMENDMENT TO U.S. GLOBAL INVESTORS FUNDS SAI

                           U.S. GLOBAL INVESTORS FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                CHINA REGION OPPORTUNITY FUND (CHINA REGION FUND)
                  ALL AMERICAN EQUITY FUND (ALL AMERICAN FUND)
                               EQUITY INCOME FUND
                                GOLD SHARES FUND
                                 WORLD GOLD FUND
                              GLOBAL RESOURCES FUND
                                  TAX FREE FUND
                             NEAR-TERM TAX FREE FUND
                     U.S. GOVERNMENT SECURITIES SAVINGS FUND
                       U.S. TREASURY SECURITIES CASH FUND

U.S. Global Investors Funds (Trust) is an open-end series investment company. This Statement of Additional Information is not a prospectus. You should read it in conjunction with the prospectus dated November 1, 2000, which you may request from U.S. Global Investors, Inc. (Adviser), 7900 Callaghan Road, San Antonio, Texas 78229, or 1-800-US-FUNDS (1-800-873-8637).

The date of this Statement of Additional Information is November 1, 2000, as amended February 21, 2001.

GENERAL INFORMATION..........................................................3
FUND POLICIES................................................................4
FUNDAMENTAL INVESTMENT RESTRICTIONS..........................................4
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS......................................5
VALUATION OF SHARES..........................................................5
INVESTMENT STRATEGIES AND RISKS..............................................5
PORTFOLIO TRANSACTIONS......................................................19
MANAGEMENT OF THE FUND......................................................20
CERTAIN PURCHASES OF SHARES OF THE FUND.....................................25
CALCULATION OF PERFORMANCE DATA.............................................27
TAX STATUS..................................................................29
CUSTODIAN, FUND ACCOUNTANT, AND ADMINISTRATOR...............................33
DISTRIBUTOR.................................................................33
INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL...................................33


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                              GENERAL INFORMATION

The Gold Shares, World Gold, Global Resources, and China Region Opportunity Funds are non-diversified series, and each of the other funds is a diversified series of U.S. Global Investors Funds (Trust), an open-end management investment company. The Trust was originally incorporated in Texas in 1969 as United Services Funds, Inc. and reorganized as a Massachusetts business trust on July 31, 1984. The Trust changed its name to U.S. Global Investors Funds on February 24, 1997.

On July 1, 1998 the following funds changed their names by deleting the letters U.S. from the beginning of their names: Gold Shares Fund, World Gold Fund, Global Resources Fund, All American Fund, Income Fund and Tax Free Fund. Also on July 1, 1998 United Services Near-Term Tax Free Fund changed its name to Near-Term Tax Free Fund. On November 1, 1999, the Income Fund changed its name to the Equity Income Fund.

The assets received by the Trust from the issue or sale of shares of each of the funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to each fund. They constitute the underlying assets of each fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each of the funds represents an equal proportionate interest in that fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each fund are entitled to share pro rata in the net assets belonging to the fund available for distribution.

The trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

The Trust's second amended and restated master trust agreement requires no annual or regular meeting of shareholders. In addition, after the trustees were initially elected by the shareholders, the trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940, as amended (1940 Act).

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share with proportionate voting for fractional shares. On matters affecting any individual fund, a separate vote of that fund would be required. Shareholders of any fund are not entitled to vote on any matter that does not affect their fund but which requires a separate vote of another fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect 100% of the Trust's trustees, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable.

There are no conversion rights. Under Massachusetts law, the shareholders of the Trust, under certain circumstances, could be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

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

                                  FUND POLICIES

The following information supplements the discussion of each fund's policies discussed in the funds' prospectus.

INVESTMENT RESTRICTIONS. If a percentage investment restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the following restrictions.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each fund will not change any of the following investment restrictions, without the affirmative vote of a majority of the outstanding voting securities of the fund, which, as used herein, means the lesser of (1) 67% of the fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the fund are represented either in person or by proxy, or
(2) more than 50% of the fund's outstanding shares.

A FUND MAY NOT:

1. Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. Engage in the business of underwriting securities issued by other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed an underwriter under the Securities Act of 1933.

4. Purchase or sell real estate, which term does not include securities of companies which deal in real estate and or mortgages or investments secured by real estate, or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.

5. Purchase or sell commodities or commodity contracts, except a fund may purchase and sell (i) derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities), and (ii) the Gold Shares Fund, the World Gold Fund and the Global Resources Fund may purchase precious metals.

6. Make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7. Purchase securities on margin, except that a fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with the futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

8. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

9. Invest more than 25% of its total assets in securities of companies principally engaged in any one industry (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), except that the Gold Shares Fund will invest primarily in securities of companies involved in the exploration for, mining of, processing of or dealing in gold; the Global Resources Fund and the World Gold Fund will invest at least 25% of the value of their respective total assets in securities of companies principally engaged in natural resource operations; and the Tax Free Fund and the Near-Term Tax Free Fund may invest more than 25% of their total assets in general obligation bonds or in securities issued by states or municipalities in connection with the financing of projects with similar characteristics, such as hospital revenue bonds, housing revenue bonds or electric power project bonds. The Tax Free Fund and the Near-Term Tax Free Fund will consider industrial revenue bonds where payment of principal and interest is the ultimate responsibility of companies within the


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

     same industry as securities from one industry. The China Region Fund will consider a foreign government to be an "industry." For purposes of determining industry concentration, each fund relies on the Standard Industrial Classification as compiled by an independent source, as in effect from time to time.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions may be changed by the Board of Trustees without a shareholder vote.

THE FUND MAY NOT:

1. Borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

2. Purchase securities on margin, except that a fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

VALUATION OF SHARES

Share value is calculated in U.S. dollars. A security quoted in another currency is converted to U.S. dollars using the exchange rate in effect at 12:00 noon Eastern time in the principal market where the security is traded. A portfolio security listed or traded in domestic or international markets, either on an exchange or over-the-counter, is valued at the last reported sales price before the time when a fund values assets. Lacking any sales on that day, the security is valued at the mean between the last reported bid and ask prices.

If market quotations are not readily available, or restricted securities or similar assets are being valued, a fund values the assets at fair value using procedures established by the board of trustees. The trustees have delegated pricing authority to the fair valuation committee of the adviser, for non-material pricing issues, as defined in the fair valuation committee procedures. The trustees retain authority to accept or reject any alternative valuation proposed by the fair valuation committee.

Securities traded on more than one market are valued according to the broadest and most representative market. Prices used to value portfolio securities are monitored to ensure that they represent current market values. Calculation of net asset value may not take place at the same time as the determination of the prices of a portfolio used in such calculations. Events affecting the value of securities that occur between the time prices are established and the New York Stock Exchange closes are not reflected in the calculation of net asset value unless the board of trustees decides that the event would materially affect the net asset value. In that case, the fund will make an adjustment. If the price of a portfolio security is materially different from its current market value, the security will be valued at fair value.

Debt securities with maturities of sixty days or less at the time of purchase are valued based on amortized cost. This involves valuing an instrument at its cost initially and assuming, after that, a constant amortization to maturity of any discount or premium, despite the impact of fluctuating interest rates on the market value of the instrument.

To maintain a constant per share price of $1.00 for the government securities money market funds, portfolio investments are valued at cost, and any discount or premium created by market movements is amortized to maturity despite the effect of fluctuating interest rates on the market value of the security.

                         INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of each fund's investment strategies and risks in the prospectus.

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

GOLD AND NATURAL RESOURCES FUNDS

The Gold Shares Fund and World Gold Fund intend to concentrate their investments in common stocks of companies involved in exploration for, mining of, processing of, or dealing in gold. The Gold Shares Fund may also invest in the securities of issuers engaged in operations related to silver and other precious metals.

Approximately 20% of the world's output of gold is produced in the Republic of South Africa. A substantial portion of the Gold Shares Fund's net assets may be invested in securities of South African issuers engaged in mining of, exploration for, processing of, or dealing in, gold.

The production and marketing of gold may be affected by the actions of the International Monetary Fund and certain governments, or by changes in existing governments. In the current order of magnitude of production of gold bullion, the four largest producers of gold are the Republic of South Africa, the United States, Australia, and Canada. Economic and political conditions prevailing in these countries may have direct effects on the production and marketing of newly-produced gold and sales of central bank gold holdings. In South Africa, the activities of companies engaged in gold mining are subject to the policies adopted by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized sales agent for South African gold, has an influence on the price and timing of sales of South African gold. The Gold Shares Fund may have significant investments in South African issuers. The unsettled political and social conditions in South Africa may have disruptive effects on the market prices of the investments of the Gold Shares Fund and may impair its ability to hold investments in South African issuers.

Because gold and gold bullion do not generate investment income, the return from such investments will be derived solely from the gains and losses realized by the fund upon the sale of the gold and gold bullion. The funds may also incur storage and other costs relating to their investments in gold and gold bullion. Under certain circumstances, these costs may exceed the custodial and brokerage costs associated with investments in portfolio securities. To qualify as a regulated investment company under Subchapter M of the Code, at least ninety percent (90%) of a fund's gross income for any taxable year must be derived from dividends, interest, gains from the disposition of securities, and gains from certain other specified transactions (Gross Income Test). Gains from the disposition of gold and gold bullion will not qualify for purposes of satisfying the Gross Income Test. Additionally, to qualify under Subchapter M of the Code, at the close of each quarter of each fund's taxable year, at least fifty percent (50%) of the value of the fund's total assets must be represented by cash, Government securities and certain other specified assets (Asset Value Test). Investments in gold and gold bullion will not qualify for purposes of satisfying the Asset Value Test. To maintain each fund's qualification as a regulated investment company under the Code, each fund will establish procedures to monitor its investments in gold and gold bullion for purposes of satisfying the Gross Income Test and the Asset Value Test.

CHINA REGION OPPORTUNITY FUND

The China Region Fund will invest primarily in securities which are listed or otherwise traded by authorized brokers and other entities and will focus its investments on equities and quasi-equity securities. Quasi-equity securities may include, for example: warrants or similar rights or other financial instruments with substantial equity characteristics, such as debt securities convertible into equity securities. Although the China Region Fund expects to invest primarily in listed securities of established companies, it may, subject to local investment limitations, invest in unlisted securities of China companies and companies that have business associations in China, including investments in new and early stage companies. This may include direct equity investments. Such investments may involve a high degree of business and financial risk. Because of the absence of any trading markets for these investments, the China Region Fund may find itself unable to liquidate such securities in a timely fashion, especially in the event of negative news regarding the specific securities or the China markets in general. Such securities could decline significantly in value prior to the China Region Fund's being able to liquidate such securities. In addition to financial and business risks, issues whose securities are not listed will not be subject to the same disclosure requirements applicable to issuers whose securities are listed.

The China Region Fund is non-diversified and may invest a significant portion of its assets in a small number of companies. This may cause the performance of a fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

PEOPLE'S REPUBLIC OF CHINA. The People's Bank of China is officially responsible for managing stock markets in the People's Republic of China (PRC), regulating all trading and settlement and approving all issues of new securities. The Shanghai and Shenzhen Stock Exchanges are highly automated with trading and settlement executed electronically. Considerable autonomy has been given to local offices of the State Commission of Economic System Reform in developing securities markets. They are charged with identifying suitable companies for listing.

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

There are currently two officially recognized securities exchanges in China -- the Shanghai Stock Exchange, which opened in December 1990, and the Shenzhen Stock Exchange, which opened in July 1991. Shares traded on these Exchanges are of two types -- "A" shares which can be traded only by Chinese investors and "B" shares which can be traded only by individuals and corporations not residents of China. The settlement period for "B" share trades is the same in Shenzhen and Shanghai. Settlements are effected on the third business day after the transaction. As of June 1996, seventeen companies were authorized to issue what are called "H" shares which trade in Hong Kong and may be purchased by anyone.

The China Region Fund will invest in both new and existing enterprises registered and operating in China. These will include wholly Chinese-owned enterprises, wholly foreign-owned enterprises and Sino-foreign joint ventures. It is not the intention of the China Region Fund to limit its investments to Shenzhen and Shanghai alone.

HONG KONG. Sovereignty over Hong Kong was transferred from Great Britain to the PRC on July 1, 1997, at which time Hong Kong became a Special Administrative Region (SAR) of the PRC. Under the agreement providing for such transfer (known as the Joint Declaration) and the PRC law implementing its commitments hereunder (Basic Law), the current social and economic systems in Hong Kong are to remain unchanged for at least 50 years, and Hong Kong is to enjoy a high degree of autonomy except in foreign and defense affairs. The SAR will be vested with executive, legislative, and judicial power. Laws currently in force, as they may be amended by the SAR Legislature, are to remain in force except to the extent they contravene the Basic Law. The PRC may not levy taxes on the SAR, the Hong Kong dollar is to remain fully convertible, and Hong Kong is to remain a free port. Under the terms of the Basic Law, Hong Kong's current social freedoms, including freedoms of speech, press, assembly, travel, and religion, are not to be affected. It is not clear how future developments in Hong Kong and China may affect the implementation of the Basic Law after the transfer of sovereignty in 1997.

It is to be expected that the Hong Kong stock market will remain volatile in response to prevailing perceptions of political developments in China. Foreign enterprises are treated virtually the same as domestic enterprises and there are no restrictions on exchange of foreign currencies or on the repatriation of profits. Import and export licenses are easy to obtain. There are no exchange controls, investment restrictions, or dividend withholding taxes. However, currently there are no laws in Hong Kong that specifically protect foreign investors against expropriation.

TAIWAN. The Taiwan Stock Exchange (TSE), the sole stock exchange in Taiwan, is owned by government-controlled enterprises and private banks. In 1968, the Securities and Exchange Law was passed and, since that time, the Taiwan securities market has been regulated by the Taiwan Securities and Exchange
Commission  (TSEC),  which,  in turn,  is  supervised by the Ministry of Finance
(MOF). The Central Bank of China (CBC) is also responsible for supervising certain aspects of the Taiwan securities market.

While, historically, foreign individual investors have not been permitted to invest directly in securities listed on the TSE, since 1990 certain foreign institutional investors have been permitted access to the Taiwan securities market. Currently, foreign institutional investors that meet certain guidelines promulgated by the TSEC and which are also approved by the TSEC, the MOF and the CBC, will be permitted to invest in TSE listed securities. However, qualifying foreign institutional investors (such as the China Region Fund) may not own more than 5% of the shares of a company listed on the TSE, and the total foreign ownership of any listed company may not exceed 10%. In addition, the Taiwanese government prohibits foreign investment in certain industries including transportation and energy companies. Furthermore, Taiwan imposes an overall country limit on investment and requires a long-term commitment. The China Region Fund's management believes that over time restrictions on investments in Taiwan may ease to permit greater and more flexible investment in Taiwanese securities.

The political reunification of China and Taiwan is a highly problematic issue that may not be settled in the near future. Taiwan's economic interaction with China can take place only through indirect channels (generally via Hong Kong) due to the official prohibitions on direct trade between the PRC and Taiwan. Nevertheless, in fewer than four years, Taiwan has become a significant investor in China and China has become one of the largest markets for Taiwanese goods.

EXCHANGE CONTROL. PRC currency, the Renminbi (RNB), is not freely convertible. The exchange rate of RNB against foreign currencies is regulated and published daily by the State Administration of Exchange Control (SAEC). In 1986, to help solve the foreign exchange problems of foreign investors, China established Foreign Exchange Adjustment Centers, commonly referred to as "swap centers," in various cities. These swap centers provide an official forum where foreign invested enterprises may, under the supervision and control of SAEC and its branch offices, engage in mutual adjustment of their foreign exchange surpluses and shortfalls. More recently, regulations have been relaxed to allow Chinese state enterprises and individuals to participate in foreign exchange swap transactions. Trading of RNB and foreign currencies at the swap centers is conducted at a rate determined by supply and demand rather than at the official exchange rate. Such market exchange rates can be highly volatile and are subject to sharp fluctuations depending on market conditions.

The China Region Fund may use official or market rates of exchange in connection with portfolio transactions and net asset value determinations consistent with prevailing practices in the relevant markets or locations, except that the China Region Fund will not use any exchange rate if the effect of such use would be to restrict repatriation of assets.

No exchange control approval is required for the China Region Fund to acquire "B" shares listed on stock exchanges. Dividends and/or proceeds from the sale of securities purchased by the China Region Fund in listed China companies may be remitted outside China, subject to payment of any relevant taxes and completion of the requisite formalities.

Shanghai securities are now being quoted in U.S. dollars and Shenzhen securities are now being quoted in Hong Kong dollars.

TAX-FREE FUNDS

The two tax-free funds invest primarily in municipal bonds. Municipal securities are generally of two principal types -- notes and bonds. Municipal notes generally have maturities of one year or less and provide for short-term capital needs. Municipal bonds normally have maturities of more than one year and meet longer-term needs. Municipal bonds are classified into two principal categories -- general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuer and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues derived from a project or facility.

The tax-free funds invest only in debt securities earning one of the four highest ratings by Moody's Investor's Services (Moody's) (Aaa, Aa, A, Baa) or by Standard & Poors Corporation (S&P) (AAA, AA, A, BBB). Not more than 10% of either of the tax-free fund's total assets will be invested in the fourth rating category. Investments in the fourth category may have speculative characteristics and therefore, may involve higher risks. Investments in the fourth rating category of bonds are generally regarded as having an adequate capacity to pay interest and repay principal. However, these investments may be more susceptible to adverse changes in the economy. Municipal notes (including variable rate demand obligations) must be rated MIG1/VMIG2 or MIG2/VMIG2 by Moody's or SP-1 or SP-2 by S&P. Tax-exempt commercial paper must be rated P-1 or P-2 by Moody's or A-1 or A-2 by S&P.

The tax-free funds may purchase variable and floating rate obligations from issuers or may acquire participation interest in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations are municipal securities whose interest rates change periodically. They normally have a stated maturity greater than one year, but permit the holder to demand payment of principal and interest anytime or at specified intervals.

The tax-free funds may purchase obligations with term puts attached. "Put" bonds are tax-exempt securities that may be sold back to the issuer or a third party at face value before the stated maturity. The put feature may increase the cost of the security, consequently reducing the yield of the security.

The tax-free funds may purchase municipal lease obligations or certificates of participation in municipal lease obligations. A municipal lease obligation is not a general obligation of the municipality for which the municipality pledges its taxing power. Ordinarily, a lease obligation will contain a "nonappropriation" clause if the municipality has no obligation to make lease payments in future years unless money is appropriated for that purpose annually. Because of the risk of nonappropriation, some lease obligations are issued with third-party credit enhancements, such as insurance or a letter of credit.

Municipal lease obligations are subject to different revenue streams than are those associated with more conventional municipal securities. For this reason, before investing in a municipal lease obligation, the adviser will consider, among other things, whether (1) the leased property is essential to a governmental function of the municipality, (2) the municipality is prohibited from substituting or purchasing similar equipment if lease payments are not appropriated, and (3) the municipality has maintained good market acceptability for its lease obligations in the past.

While the tax-free funds primarily invest in municipal bonds the income of which is free from federal income taxes, they may also invest in repurchase agreements and other securities that may earn taxable income. Moreover, the tax-free funds may sell portfolio securities at a gain, which if long term may be taxed to shareholders as long term capital gains and if short term may be taxed to shareholders as ordinary income.

Subsequent to a purchase by either tax-free fund, an issue of municipal bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by that fund. Neither event will require sale of such municipal bonds by either tax-free fund, but the Adviser will consider such event in its determination of whether either tax-free fund should continue to hold the municipal bonds. To the extent that the rating given by Moody's or Standard & Poor's for municipal bonds may change as a result of changes in such organizations or their rating systems, the tax-free funds will attempt to use comparable ratings as standards for their investments in accordance with their investment policies.

GENERAL INFORMATION ON MUNICIPAL BONDS. Municipal bonds are generally understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Municipal bonds may also be issued to refund outstanding obligations. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated hazardous waste-treatment facilities, certain redevelopment projects, airports, docks, and wharves (other than lodging, retail, and office facilities), mass commuting facilities, multifamily residential rental property, sewage and solid waste disposal property, facilities for the furnishing of water, and local furnishing of electric energy or gas or district heating and cooling facilities. Such obligations are considered to be municipal bonds provided that the interest paid thereon qualifies as exempt from Federal income tax, in the opinion of bond counsel, to the issuer. In addition, if the proceeds from private activity bonds are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be exempt from Federal income tax, although current Federal tax laws place substantial limitations on the size of such issues.

In order to be classified as a "diversified" investment company under the 1940 Act, a mutual fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) or own more than 10% of the outstanding voting securities of any one issuer. For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal bonds depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed the sole issuer. If, however, in either case the creating government or some other entity guarantees a security, such a guarantee may be considered a separate security and is to be treated as an issue of such government or other entity.

The yields on municipal bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal bond market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of a mutual fund's management fees, as well as other operating expenses, will have the effect of reducing the yield to investors.

Municipal bonds are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities by levying taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal and interest on its, or their, municipal bonds may be materially affected. The Tax Reform Act of 1986 enlarged the scope of the alternative minimum tax. As a result, interest on private activity bonds issued after August 7, 1986, will be a preference item for alternative minimum tax purposes.

From time to time, proposals to restrict or eliminate the Federal income tax exemption for interest on municipal bonds have been introduced before Congress. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the tax-free funds would be adversely affected. In such event, the tax-free funds would re-evaluate their investment objective and policies.

MUNICIPAL NOTES. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include:

1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of state and local governments. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem property, income sales, use and business taxes, and are payable from these specific future taxes. Tax anticipation notes are usually general obligations of the issuer. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

2. Revenue Anticipation Notes. Revenue anticipation notes are issued by state and local governments or governmental bodies with the expectation that receipt of future revenues, such as Federal revenue sharing or state aid payments, will be used to repay the notes. Typically, they also constitute general obligations of the issuer.

3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing for state and local governments until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

4. Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued and backed by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

VARIABLE RATE DEMAND OBLIGATIONS. Variable rate obligations have a yield that is adjusted periodically based upon changes in the level of prevailing interest rates. Such adjustments are generally made on a daily, weekly, or monthly basis. Variable rate obligations may lessen the capital fluctuations usually inherent in fixed income investments.

Unlike securities with fixed rate coupons, variable rate instrument coupons are not fixed for the full term of the instrument. Rather, they are adjusted periodically based upon changes in prevailing interest rates. The more frequently such instruments are adjusted, the less such instruments are affected by interest rate changes. The value of a variable rate instrument, however, may fluctuate in response to market factors and changes in the creditworthiness of the issuer. By investing in variable rate obligations the tax-free funds seek to take advantage of the normal yield curve pattern that usually results in higher yields on longer-term investments. This policy also means that should interest rates decline, a tax-free fund's yield will decline and that tax-free fund and its shareholders will forego the opportunity for capital appreciation of that tax-free fund's investments and of their shares to the extent a portfolio is invested in variable rate obligations. Should interest rates increase, a tax-free fund's yield will increase and that tax-free fund and its shareholders will be subject to lessened risks of capital depreciation of its portfolio investments and of their shares to the extent a portfolio is invested in variable rate obligations. There is no limitation on the percentage of the tax-free funds' assets which may be invested in variable rate obligations. For purposes of determining a tax-free fund's weighted average portfolio maturity, the term of a variable rate obligation is defined as the longer of the length of time until the next rate adjustment or the time of demand.

Floating rate demand notes have an interest rate fixed to a known lending rate (such as the prime rate) and are automatically adjusted when the known rate changes. Variable rate demand notes have an interest rate that is adjusted at specified intervals to a known rate. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer. To ensure that ability of the issuer to make payment upon such demand, the note may be supported by an unconditional bank letter of credit.

The trustees have approved investments in floating and variable rate demand notes upon the following conditions: the tax-free funds have an unconditional right of demand, upon notice to exceed thirty days, against the issuer to receive payment; the Adviser determines the financial condition of the issuer and continues to monitor it in order to be satisfied that the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment from a third party; and the rate of interest payable is calculated to ensure that the market value of such notes will approximate par value on the adjustment dates.

OBLIGATIONS WITH TERM PUTS ATTACHED. The tax-free funds may purchase municipal securities together with the right that it may resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a " put." The tax-free funds may purchase obligations with puts attached from banks and broker-dealers.

The price the tax-free funds expect to pay for municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. The tax-free funds will use puts for liquidity purposes in order to permit them to remain more fully invested in municipal securities than would otherwise be the case by providing a ready market for certain municipal securities in their portfolio at an acceptable price. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the tax-free funds' ability to dispose of (or retain) the municipal security.

In order to ensure that the interest on municipal securities subject to puts is tax-exempt to either tax-free fund, each will limit its use of puts in accordance with applicable interpretations and rulings of the Internal Revenue Service.

Since it is difficult to evaluate the likelihood of exercise of the potential benefit of a put, it is expected that puts will be determined to have a "value" of zero, regardless of whether any direct or indirect consideration was paid. Accordingly, puts as separate securities are expected not to affect the calculation of the weighted average portfolio maturity. Where a tax-free fund has paid for a put, the cost will be reflected as unrealized depreciation in the underlying security for the period during which the commitment is held, and therefore would reduce any potential gain on the sale of the underlying security by the cost of the put. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by that tax-free fund. To minimize such risks, the tax-free funds will only purchase obligations with puts attached from sellers whom the Adviser believes to be creditworthy.

MOODY'S INVESTORS SERVICE, INC. Aaa--the "best quality." Aa--"high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. A--"upper medium grade obligation." Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa--"medium grade obligations." Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

STANDARD & POOR'S CORPORATION. AAA--"obligation of the highest quality." AA--issues with investment characteristics "only slightly less marked than those of the prime quality issues." A--"the third strongest capacity for payment of debt service." Principal and interest payments on the bonds in this category are considered safe. It differs from the two higher ratings, because with respect to general obligation bonds, there is some weakness, which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional, and stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. BBB--"regarded as having adequate capacity to pay interest and repay principal." Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal.

GOVERNMENT MONEY MARKET FUNDS

The Treasury Securities Cash Fund and Government Securities Savings Fund have adopted a fundamental policy requiring use of best efforts to maintain a constant net asset value of $1.00 per share. Shareholders should understand that, while the Trust will use its best efforts to attain this objective, there can be no guarantee that it will do so. The Treasury Securities Cash Fund and Government Securities Savings Fund value their respective portfolio securities on the basis of the amortized cost method. This requires that those funds maintain a dollar-weighted average portfolio maturity of 90 days or less, generally purchase only instruments having remaining maturities of 397 days or less, and invest only in securities determined by the Board of Trustees of the Trust to be of high quality with minimal credit risks.

COMMON INVESTMENT STRATEGIES AND RELATED RISKS

MARKET RISK. Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the Adviser's control. Therefore, the return and net asset value of the fund will fluctuate.

FOREIGN SECURITIES. The gold and natural resources funds and the equity funds may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation of the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States are, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable United States companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers, and issuers than in the United States.

AMERICAN DEPOSITORY RECEIPTS. American Depositary Receipts (ADRs) represent shares of foreign issuers. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are intended for use in the U.S. securities market, and ADRs in bearer form are intended for use in securities markets outside the United States. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers. There may not be a correlation between such information and the market value of the ADRs. For purposes of the fund's investment policies, the fund's investment in ADRs will be deemed to be investments in the underlying securities.

EMERGING MARKETS. The gold and natural resources funds and the equity funds (especially the China Region Fund) may invest in countries considered by the Adviser to represent emerging markets. The Adviser determines which countries are emerging market countries by considering various factors, including development of securities laws and market regulation, total number of issuers, total market capitalization, and perceptions of the investment community. Generally, emerging markets are those other than North America, Western Europe, and Japan.

Investing in emerging markets involves risks and special considerations not typically associated with investing in other more established economies or securities markets. Investors should carefully consider their ability to assume the below listed risks before making an investment in the fund. Investing in emerging markets is considered speculative and involves the risk of total loss.

Risks of investing in emerging markets include:

1. The risk that the fund's assets may be exposed to nationalization, expropriation, or confiscatory taxation.

2. The fact that emerging market securities markets are substantially smaller, less liquid and more volatile than the securities markets of more developed nations. The relatively small market capitalization and trading volume of emerging market securities may cause the fund's investments to be comparatively less liquid and subject to greater price volatility than investments in the securities markets of developed nations. Many emerging markets are in their infancy and have yet to be exposed to a major correction. In the event of such an occurrence, the absence of various market mechanisms that are inherent in the markets of more developed nations may lead to turmoil in the market place, as well as the inability of the fund to liquidate its investments.

3. Greater social, economic, and political uncertainty (including the risk of war).

4. Greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

5. Currency exchange rate fluctuations and the lack of available currency hedging instruments.

6.   Higher rates of inflation.

7. Controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars.

8.   Greater governmental involvement in and control over the economy.

9. The fact that emerging market companies may be smaller, less seasoned, and newly organized.

10. The difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers.

11. The fact that the securities of many companies may trade at prices substantially above book value, at high price/earnings ratios, or at prices that do not reflect traditional measures of value.

12.  The  fact  that  statistical  information  regarding  the  economy  of many
     emerging   market   countries  may  be  inaccurate  or  not  comparable  to
     statistical information regarding the United States or other economies.

13.  Less extensive regulation of the securities markets.

14. Certain considerations, such as currency fluctuations, less public disclosure and economic and political risk, regarding the maintenance of fund portfolio securities and cash with foreign sub-custodians and securities depositories.

15. The risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries.

16. The risk that the fund may be subject to income or withholding taxes imposed by emerging market counties or other foreign governments. The fund intends to elect, when eligible, to "pass through" to the fund's shareholders the amount of foreign income tax and similar taxes paid by the fund. The foreign taxes passed through to a shareholder would be included in the shareholder's income and may be claimed as a deduction or credit. Other taxes, such as transfer taxes, may be imposed on the fund, but would not give rise to a credit or be eligible to be passed through to the shareholders.

17. The fact that the fund also is permitted to engage in foreign currency hedging transactions and to enter into stock options on stock index futures transactions, each of which may involve special risks, although these strategies cannot at the present time be used to a significant extent by the fund in the markets in which the fund will principally invest.

18. Enterprises in which the fund invests may be or become subject to unduly burdensome and restrictive regulation affecting the commercial freedom of the invested company and thereby diminishing the value of the fund's investment in it. Restrictive or over-regulation may, therefore, be a form of indirect nationalization.

19. Businesses in emerging markets only have a very recent history of operating within a market-oriented economy. Overall, relative to companies operating in western economies, companies in emerging markets are characterized by a lack of (i) experienced management, (ii) modern technology, and (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the effect on companies in emerging markets, if any, of attempts to move towards a more market-oriented economy.

20. Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings, and other factors beyond the control of the Adviser. As a result, the return and net asset value of the fund will fluctuate.

21. The Adviser may engage in hedging transactions in an attempt to hedge the fund's foreign securities investments back to the U.S. dollar when, in its judgment, currency movements affecting particular investments are likely to harm the performance of the fund. Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the fund's performance even when the Adviser attempts to minimize currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on hedging transactions, and increased transaction expenses.

22. Disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by the fund. As a non-fundamental policy, the fund will not invest more than 15% of its net assets in illiquid securities.

REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed upon interest rate during the time of investment. All repurchase agreements must be collateralized with securities (typically

United States government or government agency securities), the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause a fund some loss if the value of the securities declined before liquidation. To reduce the risk of loss, funds will enter into repurchase agreements only with institutions and dealers the board of trustees considers creditworthy.

SECURITIES LENDING. Each fund may lend its portfolio securities to qualified securities dealers or other institutional investors. When lending securities, a fund will receive cash or high-quality securities as collateral for the loan. Each fund, except the government money market funds, may invest cash collateral in repurchase agreements, including repurchase agreements collateralized with non-governmental securities. The government money market funds may invest cash collateral in repurchase agreements collateralized by obligations in which each fund may normally invest. Under the terms of the funds' current securities lending agreements, the funds' lending agent has guaranteed performance of the obligation of each borrower and each counterparty to each repurchase agreement in which cash collateral is invested.

A failure by a borrower to return the loaned securities when due could result in a loss to the fund if the value of the collateral is less than the value of the loaned securities at the time of the default. In addition, a fund could incur liability to the borrower if the value of any securities purchased with cash collateral decreases during the term of the loan.

BORROWING. The funds may have to deal with unpredictable cashflows as shareholders purchase and redeem shares. Under adverse conditions, the funds might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease fund performance by increasing transaction expenses.

Each fund may borrow money to the extent permitted under the 1940 Act. As a nonfundamental policy, a fund may not borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowing). Through such borrowings, these funds may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the funds' performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, a fund will liquidate portfolio securities in an orderly manner to repay the borrowed monies.

To the extent that a fund borrows money before selling securities, the fund would be leveraged such that the fund's net assets may appreciate or depreciate more than an unleveraged portfolio of similar securities. Since substantially all of a fund's assets will fluctuate in value and whereas the interest obligations on borrowings may be fixed, the net asset value per share of the fund will increase more when the fund's portfolio assets increase in value and decrease more when the fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns that the funds earn on portfolio securities. Under adverse conditions, the funds might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

LOWER-RATED SECURITIES. The gold and natural resources funds and the equity funds may invest in lower-rated debt securities (commonly called "junk bonds"), which may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated bonds and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated bonds and of the value of a fund's shares, and an increase in issuers' defaults on such bonds.

In addition, many issuers of lower-rated bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which a fund invests are subordinated to the prior payment of senior indebtedness, thus potentially limiting the fund's ability to recover full principal or to receive payments when senior securities are in default.

The credit rating of a security does not necessarily address its market value risk. Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by a fund have speculative characteristics that are apt to increase in number and significance with each lower rating category.

When the secondary market for lower-rated bonds becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated bonds, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the market for lower-rated bonds may affect a fund's ability to dispose of portfolio securities at a desirable price.

In addition, if a fund experiences unexpected net redemptions, it could be forced to sell all or some of its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which the fund's expenses can be spread and possibly reducing the fund's rate of return. Prices of lower-rated bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the fund's investments in lower-rated bonds.

CONVERTIBLE SECURITIES. The gold and natural resources funds and the equity funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into or exchangeable for another security, usually common stock. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically increases or declines as the market value of the underlying common stock increases or declines, although usually not to the same extent. Convertible securities generally offer lower yields than non-convertible fixed income securities of similar quality because of their conversion or exchange features. Convertible bonds and convertible preferred stock typically have lower credit ratings than similar non-convertible securities because they are generally subordinated to other similar but non-convertible fixed income securities of the same issuer.

RESTRICTED SECURITIES. The funds may, from time to time, purchase securities that are subject to restrictions on resale. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, the fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may often be resold in a liquid dealer or institutional trading market, but the fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may depress the market price of such securities.

OTHER RIGHTS TO ACQUIRE SECURITIES. The gold and natural resources funds and the equity funds may also invest in other rights to acquire securities, such as options and warrants. These securities represent the right to acquire a fixed or variable amount of a particular issue of securities at a fixed or formula price either during specified periods or only immediately before termination. These securities are generally exercisable at premiums above the value of the underlying securities at the time the right is issued. These rights are more volatile than the underlying stock and will result in a total loss of the fund's investment if they expire without being exercised because the value of the underlying security does not exceed the exercise price of the right.

DERIVATIVE SECURITIES. The gold and natural resources funds and equity funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices, and other financial instruments. In addition, the Gold Shares, World Gold, China Region and All American Funds may purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, options on currencies or currency futures (collectively, all the above are called "derivative securities"). The gold and natural resources funds and equity funds may invest in derivative securities for hedging, risk management, or portfolio management purposes, but not for speculation, and they will comply with applicable regulatory requirements when implementing these strategies, techniques, and instruments.

Derivative securities may be used to attempt (1) to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect a fund's unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, (4) to manage the effective maturity or duration of a fund's portfolio, or (5) to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The gold and natural resources funds' and equity funds' ability to successfully use derivative securities will depend upon the Adviser's ability to predict pertinent market movements, and cannot be assured. Investing in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transactions.

Derivative securities have risk associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such derivative securities could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund. For example, selling call options may force the sale of portfolio securities at inopportune times or for lower prices than current market values. Selling call options may also limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction, and substantial losses might be incurred. However, the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position. At the same time, they tend to limit any potential gain that might result from an increase in value of such position. Finally, the daily variation margin requirement for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of derivative securities would reduce net asset value, and possibly income, and such losses can be greater than if the derivative securities had not been used.

The gold and natural resources funds' and equity funds' activities involving derivative securities may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

PUT AND CALL OPTIONS. The gold and natural resources funds and equity funds may purchase and sell (issue) both put and call options. The funds may also enter into transactions to close out their investment in any put or call options.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underling instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An "American style" put or call option may be exercised at any time during the option period while a "European style" put or call option may be exercised only upon expiration or during a fixed period prior thereto.

The gold and natural resources funds and equity funds are authorized to purchase and sell both exchange listed options and over-the-counter options (OTC options). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to securities dealers, financial institutions or other parties [Counterparty(ies)] through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.

The gold and natural resources funds' and equity funds' ability to close out their position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. Exchange listed options, because they are standardized and not subject to Counterparty credit risk, are generally more liquid than OTC options. There can be no guarantee that a fund will be able to close out an option position, whether in exchange listed options or OTC options, when desired. An inability to close out its options positions may reduce a fund's anticipated profits or increase its losses.

If the Counterparty to an OTC option fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund, or fails to make a cash settlement payment due in accordance with the terms of that option, a fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The gold and natural resources funds and equity funds will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security, commodity, index, currency or other instrument security decreases or does not increase by more than the premium (in the case of a call option), or if the price of the underlying security, commodity, index, currency or other instrument increases or does not decrease by more than the premium (in the case of a put option). A fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by that fund would exceed 5% of that fund's total assets.

If the gold and natural resources funds and equity funds sell (i.e., issue) a call option, the premium received may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in a portfolio, or may increase a fund's income. If a fund sells (i.e., issues) a put option, the premium that it receives may serve to reduce the cost of purchasing the underlying security, to the extent of the option premium, or may increase a fund's capital gains. All options sold by a fund must be "overed" (i.e., the fund must either be long when selling a call option or short when selling a put option. The securities or futures contract subject to the calls or must meet the asset segregation requirements described below as long as the option is outstanding. Even though a fund will receive the option premium to help protect it against loss or reduce its cost basis, an option sold by a fund exposes the fund during the term of the option to possible loss. When selling a call, a fund is exposed to the loss of opportunity to realize appreciation in the market price of the underlying security or instrument, and the transaction may require the fund to hold a security or instrument that it might otherwise have sold. When selling a put, a fund is exposed to the possibility of being required to pay greater than current market value to purchase the underlying security, and the transaction may require the fund to maintain a short position in a security or instrument it might otherwise not have maintained. The gold and natural resources funds and equity funds will not write any call or put options if, immediately afterwards, the aggregate value of a fund's securities subject to outstanding call or put options would exceed 25% of the value of a fund's total assets.

FUTURES CONTRACTS. The gold and natural resources funds and equity funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchange where they are listed with payment of an initial variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The gold and natural resources funds' and equity funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bonafide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) that initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the purchaser. If a fund exercises an option on a futures contract, it will be obligated to post initial margin (and potentially subsequent variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset, before settlement, at an advantageous price, nor that delivery will occur.

The gold and natural resources funds and equity funds will not enter into a futures contract or related option (except for closing transactions) if, immediately afterwards, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the fund's total assets (taken at current value). However, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

FOREIGN CURRENCY TRANSACTIONS. The gold and natural resources funds and equity funds may engage in currency transactions with Counterparties in an attempt to hedge an investment in an issuer incorporated or operating in a foreign country or in a security denominated in the currency of a foreign country against a devaluation of that country's currency.

Currency transactions include forward currency contracts, exchange listed currency futures, and exchange listed and OTC options on currencies. A fund's dealing in forward currency contracts and other currency transactions such as futures, options, and options on futures generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income there from. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The gold and natural resources funds and equity funds may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a fund has (or expects to have) portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings or portfolio securities, the gold and natural resources funds and equity funds may engage in proxy hedging. Proxy hedging may be used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency in which some or all of a fund's portfolio securities are, or are expected to be denominated, and to buy U.S. dollars.

To hedge against a devaluation of a foreign currency, the gold and natural resources funds and equity funds may enter into a forward market contract to sell to banks a set amount of such currency at a fixed price and at a fixed time in the future. If, in foreign currency transactions, the foreign currency sold forward by a fund is devalued below the price of the forward market contract and more than any devaluation of the U.S. dollar during the period of the contract, a fund will realize a gain as a result of the currency transaction. In this way, a fund might reduce the impact of any decline in the market value of its foreign investments attributable to devaluation of foreign currencies.

The gold and natural resources funds and equity funds may sell foreign currency forward only as a means of protecting their foreign investments or to hedge in connection with the purchase and sale of foreign securities, and may not otherwise trade in the currencies of foreign countries. Accordingly, a fund may not sell forward the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated in that particular foreign currency (or issued by companies incorporated or operating in that particular foreign country) plus an amount equal to the value of securities it anticipates purchasing less the value of securities it anticipates selling, denominated in that particular currency.

As a result of hedging through selling foreign currencies forward, in the event of a devaluation, it is possible that the value of a fund's portfolio would not depreciate as much as the portfolio of a fund holding similar investments that did not sell foreign currencies forward. Even so, the forward market contract is not a perfect hedge against devaluation because the value of a fund's portfolio securities may decrease more than the amount realized by reason of the foreign currency transaction. To the extent that a fund sells forward currencies that are thereafter revalued upward, the value of that fund's portfolio would appreciate to a lesser extent than the comparable portfolio of a fund that did not sell those foreign currencies forward. If, in anticipation of a devaluation of a foreign currency, a fund sells the currency forward at a price lower than the price of that currency on the expiration date of the contract, that fund will suffer a loss on the contract if the currency is not devalued, during the contract period, below the contract price. Moreover, it will not be possible for a fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency in the future at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, a fund may have to limit its currency transactions to permit that fund to qualify as "regulated investment company" under the Internal Revenue Code of 1986, as amended (Code). Foreign currency transactions would involve a cost to the funds, which would vary with such factors as the currency involved, the length of the contact period and the market conditions then prevailing.

The gold and natural resources funds and equity funds will not attempt to hedge all their foreign investments by selling foreign currencies forward and will do so only to the extent deemed appropriate by the Adviser.

SPECIFIC FUND LIMITATIONS ON DERIVATIVE SECURITIES. The gold and natural resources funds will limit their investments in derivative securities to purchasing and selling call options and purchasing put options on stock indexes, selling covered calls on portfolio securities, buying call options on securities the funds intend to purchase, purchasing put options on securities (whether or not held in its portfolio), and engaging in closing transactions for an identical option. Not more than 2% of a particular gold and natural resources fund's total assets may be invested in premiums on put options, and not more than 25% of a fund's total assets may be subject to put options. The gold and natural resources funds will not purchase any option, if immediately afterwards, the aggregate market value of all outstanding options purchased and written by the fund would exceed 5% of the fund's total assets. The gold and natural resources funds will not write any call option if, immediately afterwards, the aggregate value of a fund's securities subject to outstanding call options would exceed 25% of the value of its total assets. The gold and natural resources funds will only deal in options that are either listed on an exchange or quoted on Nasdaq.

The China Region Fund will limit its options transactions to exchange-listed options. It will not buy any option if, immediately afterwards, the aggregate market value of all outstanding options purchased and written would exceed 5% of the fund's total assets. The China Region Fund will not write any call options if, immediately afterwards, the aggregate value of the fund's securities subject to outstanding call options would exceed 25% of the value of its assets.

The All American Fund will limit its investments in derivative securities to purchasing stock index futures contracts or purchasing options thereon, purchasing and selling call options and purchasing put options on stock indexes, selling covered call options on portfolio securities, buying call options on securities the fund intends to purchase, buying put options on portfolio securities, and engaging in closing transactions for an identical option. The underlying value of all futures contracts shares may not exceed 35% of the All American Fund's total assets. Furthermore, the fund will not commit more than 5% of its total assets to premiums on options and initial margin on futures contracts. The All American Fund will not borrow money to purchase futures contracts or options.

The Equity Income Fund will limit their investments in derivative securities to purchasing and selling call options and purchasing put options on stock indexes, selling covered call options on portfolio securities, buying call options on securities the fund intends to purchase, buying put options on portfolio securities, and engaging in closing transactions for an identical option.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many derivative securities, in addition to other requirements, require that the gold and natural resources funds and equity funds segregate liquid high grade assets with their custodian to the extent that the fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation of a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or subject to any regulatory restrictions, an amount of cash or liquid high grade debt securities at least equal to the current amount of the obligation must either be identified as being restricted in a fund's accounting records or physically segregated in a separate account at that fund's custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For the purpose of determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by a fund.

TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes during periods that, in the Adviser's opinion, present the funds with adverse changes in the economic, political or securities markets, the funds may seek to protect the capital value of its assets by temporarily investing up to 100% of its assets in: U.S. Government securities, short-term indebtedness, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or repurchase agreements. When a fund is in a defensive investment position, it may not achieve its investment objective.

PORTFOLIO TURNOVER. The length of time a fund has held a particular security is not generally a consideration in investment decisions. It is the policy of each fund to effect portfolio transactions without regard to holding period if, in the judgment of the adviser, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders. Portfolio turnover rates for the funds are described in the Financial Highlights section of the prospectus. From time to time, a substantial portion of the shares of the Gold Shares Fund and the World Gold Fund may be held by "market timers" and similar investors that seek to realize profits by frequently purchasing and redeeming (or exchanging) shares of the fund. Such activities may cause the fund to experience a high portfolio turnover rate. Each fund seeks to minimize the adverse consequences of these activities by imposing a trading fee on such investors and by investing in various types of derivative securities.

                             PORTFOLIO TRANSACTIONS

The Advisory Agreement between the Trust and the Adviser requires that the Adviser, in executing portfolio transactions and selecting brokers or dealers, seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Trust and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. Under the Advisory Agreement, the Adviser is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Adviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the Board of Trustees will review the commissions paid by each fund of the Trust to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Adviser would not be reduced due to its receipt of such brokerage and research services. To the extent that research services of value are provided by broker/dealers through or with whom the Trust places portfolio transactions the Adviser may be relieved of expenses which it might otherwise bear.

The Trust may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on Nasdaq, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, it is intended generally to seek first to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained. Purchases of newly issued securities for the Tax Free Fund and Near-Term Tax Free Fund usually are placed with those dealers from which it appears that the best price or execution will be obtained. Those dealers may be acting as either agents or principals.

The brokerage fees paid by the following funds for the three fiscal periods ended June 30 were as follows:

                                           1998            1999           2000
                                        ----------      ----------      --------
Gold Shares Fund .................      $1,042,140      $1,039,858      $183,813
World Gold Fund ..................      $  420,285      $1,977,308      $625,151
Global Resources Fund ............      $  344,487      $  102,134      $ 41,099
China Region Fund ................      $   51,295      $   30,898      $ 89,147
All American Fund ................      $   17,647      $   37,881      $ 43,323
Equity Income Fund ...............      $    7,782      $   28,171      $  4,311

During the fiscal year ended June 30, 2000, the Funds paid approximately $405,612 in brokerage commissions to firms that provided research services. These trades involved approximately $113,153,718 in principal value. The brokerage fees paid in this manner for each fund were as follows:

                                   COMMISSION                  PRINCIPAL
                                    DOLLARS                      VALUE
                                   ----------                 -----------
        Gold Shares Fund            $ 90,034                  $21,294,870
        Global Resources Fund       $ 21,692                  $11,445,558
        World Gold Fund             $266,072                  $66,132,945
        All American Equity Fund    $ 22,912                  $12,506,852
        Equity Income Fund          $  1,460                  $   906,187
        China Region Fund           $  3,442                  $   867,306
                                    --------                  -----------
                                    $405,612                 $113,153,718

                            MANAGEMENT OF THE FUNDS

The Trust's Board of Trustees manages the business affairs of the Trust. The Trustees establish policies and review and approve contracts and their continuance. Trustees also elect the officers and select the Trustees to serve as executive and audit committee members. The Trustees and Officers of the Trust and their principal occupations during the past five years are set forth below. Except as otherwise indicated, the business address of each is 7900 Callaghan Road, San Antonio, Texas 78229.

                              TRUST
NAME AND ADDRESS       AGE  POSITION    PRINCIPAL OCCUPATION
--------------------   ---  --------    ----------------------------------------
John P. Allen          70   Trustee     President,      Deposit      Development
P.O. Box 160323                         Associates Inc., a bank-marketing  firm.
San Antonio,                            President,    Paragon    Press.    Inc.,
Texas 78280                             President, Rio Cibolo Ranch, Inc.

                              TRUST
NAME AND ADDRESS       AGE  POSITION    PRINCIPAL OCCUPATION
--------------------   ---  --------    ----------------------------------------
E. Douglas Hodo        65   Trustee     Chief   Executive   Officer  of  Houston
7702 Fondren                            Baptist  University.  Formerly  Dean and
Houston, Texas                          Professor  of  Economics   and  Finance,
77074                                   College of Business, University of Texas
                                        at San Antonio.

Clark R. Mandigo       57   Trustee     Restaurant operator, business consultant
15050 Jones                             since   1991.   From   1985   to   1991,
  Maltsberger                           President,  Chief Executive Officer, and
San Antonio,                            Director of  Intelogic  Trace,  Inc.,  a
  Texas 78247                           nationwide  company  that sells,  leases
                                        and     maintains      computers     and
                                        telecommunications      systems      and
                                        equipment.  Prior to 1985,  President of
                                        BHP Petroleum  (Americas),  Ltd., an oil
                                        and  gas  exploration,  and  development
                                        company.    Director    of   Lone   Star
                                        Steakhouse & Saloon,  Inc.,  and Horizon
                                        Organic Holding Corporation.  Trustee of
                                        Pauze/Swanson United Services Funds from
                                        November 1993 to February 1996.

W. W. McAllister, III  58   Trustee     Director, Texas Capital Banc Shares, Inc
7550  IH-10  West,                      from 1999 to  present.  Chairman  of the
Suite 700                               Board of Texas  Insurance  Agency,  Inc.
San  Antonio,  Texas                    from 1981 to  present.  Chairman  of the
78247                                   Board of Bomac Sports Limited d.b.a.  SA
                                        Sports  Unlimited  from December 1995 to
                                        present.  Currently  a director of Alamo
                                        Title   Holding   Co.  and  Alamo  Title
                                        Insurance of Texas.  General  Partner of
                                        Bomac  Transportation   Limited  Company
                                        from January  1994 through  August 1995.
                                        Consultant  to River  Valley  Bank  from
                                        September 1992 through  September  1994.
                                        President   of   San   Antonio   Savings
                                        Association and its successor companies from 1976 to 1982 and Chairman of the Board from 1982 to 1992

W.C.J. van Rensburg    61   Chairman    Professor  of  Geological   Science  and
6010  Sierra  Arbor         of the      Petroleum  Engineering,   University  of
  Court                     Board       Texas  at   Austin.   Former   Associate
Austin, Texas 78759                     Director,  Bureau of  Economic  Geology,
                                        University  of Texas.  Former  Chairman,
                                        Department  of  Geosciences,  West Texas
                                        State   University.   Former   technical
                                        director  of  South   African   Minerals
                                        Bureau and British Petroleum Professor of Energy Economics at the Ran Afrikaans
                                        University, Johannesburg, South Africa.

Frank E. Holmes (1)    45   Trustee     Chairman  of  the  Board  of  Directors,
                            Chief,      Chief  Executive   Officer,   and  Chief
                            Executive   Investment  Officer  President,  of  the
                            Officer,    Adviser.  Since October 1989, Mr. Holmes
                            Chief       has  served  and  continues  to serve in
                            Investment  various positions with the Adviser,  its
                            Officer     subsidiaries,    and   the    investment
                                        companies  it   sponsors.   Director  of
                                        Franc-Or  Resource  Corp.  from November
                                        1994 to November 1996 and from June 2000
                                        to  present.   Director   of   Adventure
                                        Capital  Limited  from  January  1996 to
                                        July 1997 and  Director of Vedron  Gold,
                                        Inc.  from  August  1996 to March  1997.
                                        Director of 71316  Ontario,  Inc.  since
                                        April   1987   and  of  F.   E.   Holmes
                                        Organization,   Inc.  since  July  1978.
                                        Director  of Marleau,  Lemire Inc.  from
                                        January 1995 to January  1996.  Director
                                        of United  Services  Canada,  Inc. since
                                        February   1995  and   Chief   Executive
                                        Officer from February to August 1995.

Susan B. McGee         41   Executive   President  and  General  Counsel  of the
                            Vice        Adviser. Since September 1992, Ms. McGee
                            President,  has  served  and  continues  to serve in
                            Secretary,  various positions with the Adviser,  its
                            General     subsidiaries,    and   the    investment
                            Counsel     companies it sponsors.

------------------
(1) This Trustee may be deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940.

COMPENSATION TABLE

                                                              TOTAL COMPENSATION
                                  TOTAL COMPENSATION           FROM U.S. GLOBAL
                                 FROM U.S. INVESTORS           FUND COMPLEX (1)
           NAME                 FUNDS TO BOARD MEMBERS         TO BOARD MEMBERS
------------------------        ----------------------         ----------------
Frank E. Holmes                         $     0                    $     0
E. Douglas Hodo                         $38,000                    $38,000
John P. Allen                           $25,500                    $25,500
W.C.J. van Rensburg                     $25,500                    $25,500
Walter W. McAllister III                $25,500                    $25,500
Clark R. Mandigo                        $25,500                    $43,500

---------------
(1) Total compensation paid by U.S. Global Fund Complex for period ended June 30, 2000. As of this date, there were fourteen funds in the complex. Messrs. Holmes and Mandigo serve on all fourteen funds.

CODE OF ETHICS

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics (the "Code") in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act"). The Code allows access persons to purchase and sell securities for their own accounts, subject to certain reporting requirements and trading restrictions. The Code prohibits all persons subject to the Code from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by a Fund for a certain prescribed period of time. The foregoing description is qualified in its entirety by the Code, a copy of which has been filed with the Securities and Exchange Commission.


PRINCIPAL HOLDERS OF SECURITIES

As of September 29, 2000, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each fund. The Trust is aware of the following person(s) owning of record, or beneficially, more than 5% of the outstanding shares of any fund as of September 29, 2000.

                                                    PERCENTAGE      TYPE OF
         FUND                   SHAREHOLDERS          OWNED        OWNERSHIP
-----------------------    -----------------------    ------     --------------
China Region Fund          Charles Schwab & Co.       17.05%     Beneficial (1)
World Gold Fund            Charles Schwab & Co.       16.44%     Beneficial (1)
                           National Financial          6.12%     Beneficial (2)
                             Services
All American Fund          Charles Schwab & Co.        7.70%     Beneficial (1)
Equity Income Fund         Charles Schwab & Co.       14.89%     Beneficial (1)
Near-Term Tax Free Fund    Jareen E. Schmidt Rev.
                             Trust
                           Jareen E. Schmidt, TTEE     6.09%     Trust
Tax Free Fund              Charles Schwab & Co.       16.19%     Beneficial (3)
Gold Shares Fund           Charles Schwab & Co.        7.21%     Beneficial (1)
Global Resources Fund      Charles Schwab & Co.        6.79%     Beneficial (1)

----------------
(1)  Charles  Schwab & Co.,  Inc.,  a  broker/dealer  located at 101  Montgomery
     Street, San Francisco, CA 94104-4122, has advised that no individual clients owns more than 5% of the fund.

(2) National Financial Services Corp., a broker/dealer located at Church Street Station, New York, NY 10008-3908, has advised that no individual client owns more than 5% of the fund.

(3) Charles Schwab & Co., Inc., a broker/dealer located at 101 Montgomery Street, San Francisco, CA 94104-4122, has advised that Ruth G. Kaplan owns 12.875% of the Tax Free Fund.

INVESTMENT ADVISORY SERVICES

The investment adviser to the funds is U.S. Global Investors, Inc., a Texas corporation, pursuant to an Advisory Agreement dated as of October 27, 1989. Frank E. Holmes, Chief Executive Officer and a Director of the Adviser, as well as a Trustee, President and Chief Executive Officer of the Trust, beneficially owns more than 25% of the outstanding voting stock of the Adviser and may be deemed to be a controlling person of the Adviser.

In addition to the services described in the funds' prospectus, the Adviser will provide the Trust with office space, facilities and simple business equipment, and will provide the services of executive and clerical personnel for administering the affairs of the Trust. It will compensate all personnel, officers and trustees of the Trust if such persons are employees of the Adviser or its affiliates, except that the Trust will reimburse the Adviser for a portion of the compensation of the Adviser's employees who perform certain legal services for the Trust, including state securities law regulatory compliance work, based upon the time spent on such matters for the Trust. The Adviser pays the expense of printing and mailing the prospectus and sales materials used for promotional purposes.

MANAGEMENT FEES

The Trust pays the Adviser a separate management fee for each Fund in the Trust. Such fee is based on varying percentages of average net assets. The Adviser has contractually limited total Fund operating expenses to not exceed 1.00% for the All American Fund, 0.70% for the Tax Free Fund and Near-Term Tax Free Fund and 0.40% for the Government Securities Savings Fund on an annualized basis through June 30, 2001, and until such later date as the Adviser determines. For the last three fiscal years ended June 30, 2000, the funds paid the following management fees (net of expenses paid by the adviser or voluntary fee waivers):

                FUND                           1998         1999         2000
----------------------------------          ----------   ----------   ----------
Gold Shares Fund                            $  616,410   $  314,052   $  232,187
World Gold Fund                             $1,521,454   $1,119,941   $  759,464
Global Resources Fund                       $  295,610   $  159,064   $  151,956
China Region Fund                           $  385,682   $  200,343   $  280,540
All American Fund                           $   33,254   $   84,282   $  105,002
Equity Income Fund                          $   77,558   $   78,288   $   68,418
Tax Free Fund                               $        0   $        0   $        0
Near-Term Tax Free Fund                     $        0   $        0   $        0
Government Securities Savings Fund          $  418,522   $  900,908   $1,720,312
Treasury Securities Cash Fund               $  906,071   $  876,133   $  717,664

The Trust pays all other expenses for its operations and activities. Each of the funds of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditors' expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of trustees who are not "interested" persons of the Adviser, expenses of attendance by officers and trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organization dues of such organizations, expenses of preparing and setting in type the prospectus and periodic reports and expenses of mailing them to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specified.

SUB-ADVISERS

The advisory agreement between the Adviser and the Trust permits the Adviser from time to time to engage one or more sub-advisers to assist in the performance of its services. Currently, there are no sub-advisor agreements in place.

ADVISORY FEE SCHEDULE

                                                   ANNUAL PERCENTAGE OF
               NAME OF FUND                      AVERAGE DAILY NET ASSETS
--------------------------------------     -----------------------------------
Gold Shares, All American,                 0.75% of the first $250,000,000 and
   Equity Income and Tax Free Funds           0.50% of the excess

Treasury Securities Cash, and              0.50% of the first $250,000,000 and
   Government Securities Savings Funds        0.375% of the excess

World Gold and Global Resources Funds      1.00% of the first $250,000,000 and
                                              0.50% of the excess
Near-Term Tax Free Fund                    0.50%
China Region Opportunity Fund              1.25%

The Adviser may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client fund shares. The Glass-Steagall act prohibits banks from engaging in the business of underwriting, selling, or distributing securities. However, in the adviser's opinion, such laws should not preclude a bank from performing shareholder administrative and servicing functions as contemplated herein.

The board of trustees of the Trust (including a majority of the "disinterested trustees") recently approved continuation of the October 27, 1989, advisory agreement through February 28, 2001. The advisory agreement provides that it will continue initially for two years, and from year to year thereafter, with respect to each fund, as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such fund (as defined in the 1940 Act) or by the board of trustees of the Trust, and (ii) by a vote of a majority of the trustees who are not parties to the advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned.

DISTRIBUTION, TRANSFER AGENCY AND OTHER SERVICES

U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a subsidiary of the Adviser (U.S. Global Brokerage), is the principal underwriter and [exclusive] agent for distribution of the fund's shares. U.S. Global Brokerage is obligated to use all reasonable efforts, consistent with its other business, to secure purchasers for the fund's shares, which are offered on a continuous basis.

Beginning September 3, 1998, U.S. Global Brokerage commenced marketing the fund and distributing the fund's shares pursuant to a Distribution Agreement between the Trust and U.S. Global Brokerage (Distribution Agreement). Under the Distribution Agreement, U.S. Global Brokerage may enter into agreements with selling brokers, financial planners and other financial representatives for the sale of the fund's shares. Following such sales, a fund will receive the net asset value per share.

Pursuant to the Distribution Agreement, the Trust is responsible for the payment of all fees and expenses (i) in connection with the preparation, setting in type and filing of any registration statement under the 1933 Act, and any amendments thereto, for the issuance of the fund's shares; (ii) in connection with the registration and qualification of the fund's shares for sale in states in which the Board of Trustees shall determine it advisable to qualify such shares for sale; (iii) of preparing, setting in type, printing and mailing any report or other communication to holders of the fund's shares in their capacity as such; and (iv) of preparing, setting in type, printing and mailing Prospectuses, Statements of Additional Information, and any supplements thereto, sent to existing holders of the fund's shares. U.S. Global Brokerage is responsible for paying the cost of (i) printing and distributing Prospectuses, Statements of Additional Information and reports prepared for its use in connection with the offering of the fund's shares for sale to the public; (ii) any other literature used in connection with such offering; (iii) advertising in connection with such offering; and (iv) any additional out-of-pocket expenses incurred in connection with these costs.

The Distribution Agreement continues in effect from year to year, provided continuance is approved at least annually by either (i) the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who are not parties to the Distribution Agreement or interested persons of any party to the Distribution Agreement; however, the Distribution Agreement may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, on not more than sixty (60)-day written notice by the Trust. For these purposes, the term "vote of a majority of the outstanding voting securities" is deemed to have the meaning specified in the 1940 Act and the rules enacted hereunder.

The Transfer Agency Agreement with the Trust provides for each fund to pay United Shareholder Services, Inc. (USSI) an annual fee of $23.00 per account (1/12 of $23.00 monthly). In connection with obtaining and/or providing administrative services to the beneficial owners of Trust shares through broker-dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with the Transfer Agent, each fund shall pay to the Transfer Agent a monthly fee equal to one-twelfth (1/12) of
12.5 basis points (.00125) of the value of the shares of the funds held in accounts at the institutions, which payment shall not exceed $1.92 multiplied by the average daily number of accounts holding Trust shares at the institution. These fees cover the usual transfer agency functions. In addition, the funds bear certain other Transfer Agent expenses such as the costs of record retention and postage, plus the telephone and line charges (including the toll-free 800 service) used by shareholders to contact the Transfer Agent. For the fiscal period ended June 30, 2000, the funds paid the following amounts for transfer agency fees and expenses (net of expenses paid by the Adviser or voluntary fee waivers):

                Gold Shares Fund                             $813,411
                World Gold Fund                              $496,903
                Global Resources Fund                        $153,920
                China Region Fund                            $134,984
                All American Fund                            $143,257
                Equity Income Fund                            $32,885
                Tax Free Fund                                  $8,983
                Government Securities Savings Fund           $756,421
                Treasury Securities Cash Fund                $335,837
                Near-Term Tax Free Fund                            $0


Prior to November 1997, USSI performed bookkeeping and accounting services, and determined the daily net asset value for each of the funds. Bookkeeping and accounting services were provided to the funds at a sliding scale fee based upon average net assets and subject to an annual minimum fee. Beginning November 1997, Brown Brothers Harriman & Co., an independent service provider, began providing the funds with bookkeeping, accounting, and custody services and determined the daily net asset value for each of the funds. For the fiscal period ended June 30, 2000, the funds paid the following amounts for bookkeeping and accounting services:

                Gold Shares Fund                             $55,000
                World Gold Fund                              $59,202
                Global Resources Fund                        $39,974
                China Region Fund                            $40,000
                All American Fund                            $40,000
                Equity Income Fund                           $40,000
                Tax Free Fund                                $40,000
                Near-Term Tax Free Fund                      $40,000
                Government Securities Savings Fund           $96,196
                Treasury Securities Cash Fund                $40,000

In addition to the services performed for the funds and the Trust under the Advisory Agreement, the Adviser, through its subsidiary USSI, provides transfer agent and dividend disbursement agent services pursuant to the Transfer Agency Agreement as described in the funds' prospectus under "Fund Details." In addition, lockbox and statement printing services are provided by USSI. The Board of Trustees recently approved the Transfer Agency and related agreements through February 2001. For the three fiscal years ended June 30, 1998, 1999 and 2000, the Trust paid USSI total transfer agency fees and expenses of $3,421,224, $3,432,941 and $2,876,601, respectively, for all funds.

All fees paid to the Adviser during the fiscal year ended June 30, 2000, (including management and transfer agency but net of reimbursements) totaled $6,912,144.

Additionally, the Adviser was reimbursed at cost for in-house legal and internal administration services pertaining to each fund during the year ended June 30, 2000, in the amounts of $232,787 and $28,867, respectively.

A & B Mailers, Inc., a corporation wholly owned by the Adviser, provides the Trust with certain mail handling services. The charges for such services have been negotiated by the Audit Committee of the Trust and A & B Mailers, Inc. Each service is priced separately. For the fiscal year ended June 30, 2000, the funds paid A&B Mailers, Inc. $601,038 for mail handling services.

                     CERTAIN PURCHASES OF SHARES OF THE FUND

The following information supplements the discussion of how to buy fund shares as discussed in the prospectus.

Shares of each fund are continuously offered by the Trust at their net asset value next determined after an order is accepted. The methods available for purchasing shares of the fund are described in the Prospectus. In addition, shares of the fund may be purchased using stock, so long as the securities delivered to the Trust meet the investment objectives and concentration policies of the fund and are otherwise acceptable to the Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of the fund. On any such "in kind" purchase, the following conditions will apply:

     1. The securities offered by the investor in exchange for shares of the fund must not be in any way restricted as to resale or otherwise be illiquid.

     2. Securities of the same issuer must already exist in the fund's portfolio.

     3. The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, or Nasdaq-AMEX.

     4. Any securities so acquired by the fund shall not comprise over 5% of the fund's net assets at the time of such exchange.

     5. No over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States.

     6.   The securities are acquired for investment and not for resale.

The Trust believes that this ability to purchase shares of the fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.

An investor who wishes to make an "in kind" purchase should furnish a list (either in writing or by telephone) to the Trust with a full and exact description of all of the securities he or she proposes to deliver. The Trust will advise him or her as to those securities it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the fund are valued. See the section entitled NET ASSET VALUE in the prospectus. The number of shares of the fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

The exchange of securities by the investor pursuant to this offer is a taxable transaction and may result in a gain or loss for Federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such an "in kind" purchase.

ADDITIONAL INFORMATION ON REDEMPTIONS

WIRE REDEMPTIONS -- TREASURY SECURITIES CASH FUND AND GOVERNMENT SECURITIES SAVINGS FUND ONLY. When shares of the Treasury Securities Cash Fund and Government Securities Savings Fund are redeemed by wire, proceeds will normally be wired on the next business day after receipt of the telephone instruction. To place a request for a wire redemption, the shareholder may instruct USSI by telephone (if this option was elected on the application accompanying the prospectus and bank wire instructions are established), or by mailing instructions with a signature guarantee to U.S. Global Investors Funds, P.O. Box 781234, San Antonio, Texas 78278-1234. A bank processing fee for each bank wire will be charged to the shareholder's account. The shareholder may change the account that has been designated to receive amounts withdrawn under this procedure at any time by writing to USSI with signature(s) guaranteed as described in the prospectus. Further documentation will be required to change the designated account when shares are held by a corporation or other organization, fiduciary or institutional investor.

CHECK REDEMPTIONS -- TREASURY SECURITIES CASH FUND AND GOVERNMENT SECURITIES SAVINGS FUND ONLY. Upon receipt of a completed application indicating election of the check-writing feature, shareholders will be provided with a free supply of temporary checks. A shareholder may order additional checks for a nominal charge.

The check writing withdrawal procedure enables a shareholder to receive dividends declared on the shares to be redeemed until the check is processed. If a check for the balance of the account is presented for payment, the dividends will close out and generate a dividend check and close the account. If there are not sufficient shares to cover a check, the check will be returned to the payee and marked "insufficient funds." Checks written against shares which have been in the account less than 7 days and were purchased by check will be returned as uncollected funds. A shareholder may avoid this 7-day requirement by purchasing by bank wire or cashiers check.

The Trust reserves the right to terminate generally, or alter generally, the check writing service or to impose a service charge upon 30 days' prior notice to shareholders.

REDEMPTION IN KIND. The Trust reserves the right to redeem shares of the Gold Shares Fund or the China Region Fund in cash or in kind. However, the Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Trust is obligated to redeem shares of the Gold Shares Fund or China Region Fund solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Trust during any 90-day period for any one shareholder. Any shareholder of the Gold Shares Fund or China Region Fund receiving a redemption in kind would then have to pay brokerage fees in order to convert the investment into cash. All redemptions in kind will be made in marketable securities of the particular fund.

SUSPENSION OF REDEMPTION PRIVILEGES. The Trust may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period
(1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (SEC), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Trust to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.

                         CALCULATION OF PERFORMANCE DATA

Treasury Securities Cash Fund and Government Securities Savings Fund shareholders and prospective investors in these funds will be interested in learning, from time to time, the current yield of the funds, based on dividends declared daily from net investment income. To obtain a current yield quotation, call the Adviser toll free at 1-800-873-8637 (local residents call 308-1222). The yield of that fund is calculated by determining the net change in the value of a hypothetical pre-existing account in the fund having a balance of one share at the beginning of a historical seven-calendar-day period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in the fund reflects the value of additional shares purchased with dividends from the original share and any such additional shares, and all fees charged to all shareholder accounts in proportion to the length of the base period and the fund's average account size, but does not include realized gains and losses, or unrealized appreciation and depreciation. The funds may also calculate their effective annualized yield (in effect, a compound yield) by dividing the base period return (calculated as above) by seven, adding one, raising the sum to the 365th power and subtracting one.

The Treasury Securities Cash and Government Securities Savings Funds' net income, from the time of the immediately preceding dividend declaration, consists of interest accrued or discount earned during such period (including both original issue and market discount) on the fund's securities, less amortization of premium and the estimated expenses of the fund applicable to that dividend period. The yield quoted at any time represents the amount being earned on a current basis and is a function of the types of instruments in the fund's portfolio, their quality and length of maturity, their relative values, and the fund's operating expenses. The length of maturity for the portfolio is the average dollar-weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for all of its issues.

The yield fluctuates daily as the income earned on the investments of the Treasury Securities Cash Fund and the Government Securities Savings Fund fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time, nor is there any guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Treasury Securities Cash Fund and the Government Savings Fund is not insured, although the underlying portfolio securities are, of course, backed by the United States Government or, in the case of the Government Securities Savings Fund, by a government agency. Investors comparing results of the Treasury Securities Cash Fund and Government Securities Savings Fund with investment results and yields from other sources, such as banks or savings and loan associations, should understand this distinction.

The seven-day yield and effective yield for the Treasury Securities Cash Fund and the Government Securities Savings Fund at June 30, 2000 were 5.96% and 5.85%, and 6.06% and 6.24%, respectively, with an average weighted maturity of investments on that date of 42 and 60 days, respectively.

TOTAL RETURN

The Gold Shares Fund, Global Resources Fund, World Gold Fund, Equity Income Fund, Tax Free Fund, and the Near-Term Tax Free Fund may each advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods as any of such funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1+T) SUP n = ERV

         Where:    P       =   a hypothetical initial payment of $1,000
                   T       =   average annual total return
                   N       =   number of years
                   ERV     =   ending   redeemable  value  of  a
                               hypothetical  $1,000 payment made at
                               the  beginning  of  the  1-,  5-  or
                               10-year  periods  at the  end of the
                               year or period.

The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by each fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The average annual compounded rate of return for each fund for the following years ended as of June 30, 2000, is as follows:

                                 1 YEAR         5 YEARS         10 YEARS
                                --------        --------        --------
Gold Shares Fund                (14.62)%        (31.59)%        (20.84)%
World Gold Fund                 (17.46)%        (15.29)%         (4.37)%
Global Resources Fund            (3.24)%         (0.99)%          0.61%
China Region Fund                 9.50%          (1.02)%         (6.51) (1)
All American Fund                 2.72%          21.03%          14.84%
Equity Income Fund               (1.32)%         11.91%           9.40%
Tax Free Fund                     1.57%           4.73%           5.97%
Near-Term Tax Free Fund           2.65%           4.10%           5.22% (2)
------------
(1)  (02/10/94 inception)
(2)  (12/04/90 inception)

YIELD

The Tax Free and Near-Term Tax Free Funds each may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                      YIELD=2[({{A-B} OVER CD}+1) SUP 6-1]

     Where:  A  =  dividends and interest earned during the period
             B  =  expenses accrued for the period (net of reimbursement)
             C  =  the average daily number of shares outstanding
                   during the period that were entitled to receive dividends
             D  =  the maximum  offering price per share on the last day of the period

The 30-day yield for the 30 days ended June 30, 2000, for each fund was as follows:

             Tax Free Fund ...........................  4.98%
             Near-Term Tax Free Fund .................  4.54%

TAX EQUIVALENT YIELD

The Tax Free Fund's tax equivalent yield for the 30 days ended June 30, 2000, was 8.25% based on a Federal income tax rate of 39.6%.

The Near-Term Tax Free Fund's tax equivalent yield for the 30 days ended June 30, 2000, was 7.52% based on a Federal income tax rate of 39.6%.

The tax equivalent yield is computed by dividing that portion of the yield of the Tax Free Fund (computed as described under "Yield" above) which is tax-exempt, by one minus the Federal income tax rate of 39.6% (or other relevant rate) and adding the result to that portion, if any, of the yield of the fund that is not tax-exempt. The compliment, for example, of a tax rate of 39.6% is 60.4%, that is [1.00 - .396 = .604].

NONSTANDARDIZED TOTAL RETURN

Each fund may provide the above described standard total return results for a period which ends as of not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of each fund's operations. In addition, each fund may provide nonstandardized total return results for differing periods, such as for the most recent six months. Such nonstandardized total return is computed as otherwise described under "Total Return" except that no annualization is made.

DISTRIBUTION RATES

In its sales literature, each fund, except for the money market funds, may also quote its distribution rate along with the above-described standard total return and yield information. The distribution rate is calculated by annualizing the latest distribution and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by each fund even though such option income is not considered investment income under generally accepted accounting principal.

Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Adviser through transactions designed to increase the amount of such items. In addition, because the distribution rate is calculated in part by dividing the latest distribution by net asset value, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

EFFECT OF FEE WAIVER AND EXPENSE REIMBURSEMENT

All calculations of performance data in this section reflect the Adviser's fee waivers or reimbursement of a portion of the fund's expenses, as the case may be.

                                   TAX STATUS

TAXATION OF THE FUNDS -- IN GENERAL

As stated in its prospectus, each fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). Accordingly, no fund will be liable for Federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that a fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

To qualify as a regulated investment company, each fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("90% test"); and (b) satisfy certain diversification requirements at the close of each quarter of the fund's taxable year. Furthermore, in order to be entitled to pay tax-exempt interest income dividends to shareholders, the Tax Free Fund and Near-Term Tax Free Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest of which is exempt from Federal income tax. The Tax Free and Near-Term Tax Free Funds intend to satisfy this requirement.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98%
of its capital gain net income for the twelve-month period ending on October 31 of the calendar year and (3) any portion not taxable to the fund of the respective balance from the preceding calendar year. Because the excise tax is based upon undistributed taxable income, it will not apply to tax-exempt income received by the Tax Free and Near-Term Tax Free Funds. The funds intend to make such distributions as are necessary to avoid imposition of this excise tax.

Mutual funds are potentially subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gains net of capital losses. The funds intend to make such distributions as may be necessary to avoid this excise tax.

A possibility exists that exchange control regulations imposed by foreign governments may restrict or limit the ability of a fund to distribute net investment income or the proceeds from the sale of its investments to its shareholders.

TAXATION OF THE FUNDS' INVESTMENTS

Securities sold during a period may generate gains or losses based on the cost at which they were purchased. Net realized capital losses, for federal income tax purposes, may be carried forward to offset current or future capital gains until expiration. The loss carryforward and related expiration dates for each fund, as of June 30, 2000, are as follows:

                                                  LOSS            EXPIRATION
              FUND                            CARRYFORWARDS          DATE
----------------------------------          ----------------    ----------------
U.S. Treasury Securities Cash                  $     18,188        2007-2008
U.S. Government Securities Savings             $  1,628,174        2003-2005
Near-Term Tax Free                             $    218,101        2002-2008
Tax Free                                       $    146,068             2008
China Region Opportunity                       $ 11,259,949        2004-2008
Global Resources                               $  9,581,651        2007-2008
World Gold                                     $ 36,070,845        2001-2008
Gold Shares                                    $192,169,309        2001-2008

                                                  POST-              POST-
                                            OCTOBER 31, 1999    OCTOBER 31, 1999
              FUND                           CAPITAL LOSSES         DEFERRAL
----------------------------------          ----------------    ----------------
Near-Term Tax Free                             $   60,736          $      0
Tax Free                                       $  461,374          $      0
Equity Income                                  $  152,488          $      0
All American Equity                            $        0          $ 27,694
China Region Opportunity                       $3,393,441          $      0
Global Resources                               $  364,234          $ 22,368
World Gold                                     $1,901,601          $      0
Gold Shares                                    $  977,686          $184,099

The amounts above, in accordance with tax rules, are deemed to have occurred on July 1, 2000.

A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the 90% test, the 30% test and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization, and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

For Federal income tax purposes, debt securities purchased by a fund may be treated as having original issue discount. Original issue discount can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated as interest for Federal income tax purposes as earned by a fund, whether or not any income is actually received, and therefore, is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from a fund's taxable income, although such discount will be included in gross income for purposes of the 90% test and the 30% test described above. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined based on a constant yield to maturity, which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount.

Debt securities may be purchased by a fund at a discount that exceeds the original issue price plus previously accrued original issue discount remaining on the securities, if any, at the time a fund purchases the securities. This additional discount represents market discount for income tax purposes. To the extent that a fund purchases municipal bonds at a market discount, the accounting accretion of such discount may generate taxable income for the fund and its shareholders. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income for purposes of the 90% test to the extent it does not exceed the accrued market discount on the security (unless the fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis.

A fund whose portfolio is subject to the market discount rules may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the fund makes the election to include market discount currently. Because a fund must take into account all original issue discount for purposes of satisfying various requirements for qualifying as a regulated investment company under Subchapter M of the Code, it will be more difficult for a fund to make the distributions required under Subchapter M of the Code and to avoid the 4% excise tax described above. To the extent that a fund holds zero coupon or deferred interest bonds in its portfolio, or bonds paying interest in the form of additional debt obligations, the fund would recognize income currently even though the fund received no cash payment of interest, and would need to raise cash to satisfy the obligations to distribute such income to shareholders from sales of portfolio securities.

The funds may purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. Instead, the amortized bond premium will reduce the fund's adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the fund so elects. The amortized premium on taxable securities is allowed as a deduction, and, generally for securities issued after September 27, 1985, must be amortized under an economic accrual method.

If a fund owns shares in a foreign corporation that is a "passive foreign investment company" for U.S. Federal income tax purposes and that fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, that fund may be subject to U.S. Federal income tax on part of any "excess distribution it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if the fund distributes such income as a taxable dividend to its U.S. shareholders. The fund may also be subject to additional tax similar to an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the fund because of its ownership of shares in a "passive foreign investment company" will not lead to any deduction or credit to the fund or any shareholder. If the fund owns shares in a "passive foreign investment company" and the fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the fund may be required to include part of the ordinary income and net capital gains in its income each year, even if this income is not distributed to the fund. Any such income would be subject to the distribution requirements described above even if the fund did not receive any income to distribute.

TAXATION OF THE SHAREHOLDER

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a fund pays the dividends during the following January.

Since none of the net investment income of the Tax Free Fund, the Treasury Securities Cash Fund, the Government Securities Savings Fund, or the Near-Term Tax Free Fund is expected to arise from dividends on domestic common or preferred stock, none of these funds' distributions will qualify for the 70% corporate dividends-received deduction.

Distributions by a fund, other than the Treasury Securities Cash Fund and the Government Securities Savings Fund, will result in a reduction in the fair market value of fund shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of such funds just prior to a

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distribution.  The price of such  shares  purchased  at that time  includes  the amount of any forthcoming distribution. Those investors purchasing the fund shares just before a distribution may receive a return of investment upon distribution that will nevertheless be taxable to them.

To the extent that the Tax Free and Near-Term Tax Free Funds' dividends distributed to shareholders are derived from interest income exempt from Federal income tax and are designated as "exempt-interest dividends" by the funds, they will be excludable from a shareholder's gross income for Federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from the funds are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

All distributions of investment income during the year will have the same percentage designated as tax exempt. This method is called the "average annual method." Since the Tax Free Fund and the Near-Term Tax Free Fund invest primarily in tax-exempt securities, the percentage is expected to be substantially the same as the amount actually earned during any particular distribution period.

A shareholder of a fund should be aware that a redemption of shares (including any exchange into another U.S. Global Investors fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the Tax Free Fund or the Near-Term Tax Free Fund receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of a fund receives a distribution taxable as long-term capital gain with respect to shares of the fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized.

The Tax Free Fund and the Near-Term Tax Free Fund may invest in private activity bonds. Interest on private activity bonds issued after August 7, 1986, is subject to the Federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as "tax preference items"). Interest from private activity bonds is one of the tax preference items that is added into income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their tax situation.

Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from Federal income tax are rendered by recognized bond counsel to the issuers. Neither the Adviser's nor the Trust's counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the basis of such opinions.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a fund's net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the fund's net capital gain. If section 988 losses exceed such other net investment income during a taxable year, any distributions made by the fund could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his fund shares. To the extent that such distributions exceed such shareholder's basis, they will be treated as a gain from the sale of shares. As discussed below, certain gains or losses with respect to forward foreign currency contracts, over-the-counter options or foreign currencies and certain options graded on foreign exchanges will also be treated as section 988 gains or losses.

Forward currency contracts and certain options entered into by the fund may create "straddles" for U.S. Federal income tax purposes and this may affect the character of gains or losses realized by the fund on forward currency contracts or on the underlying securities and cause losses to be deferred. Transactions in forward currency contracts may also result in

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

the loss of the holding period of underlying securities for purposes of the 30% of gross income test. The fund may also be required to "mark-to-market" certain positions in its portfolio (i.e., treat them as if they were sold at year end). This could cause the fund to recognize income without having the cash to meet the distribution requirements.

FOREIGN TAXES

Income received by a fund from sources within any countries outside the United States in which the issuers of securities purchased by the fund are located may be subject to withholding and other taxes imposed by such countries.

If a fund is liable for foreign income and withholding taxes that can be treated as income taxes under U.S. Federal income tax principles, the fund expects to meet the requirements of the Code for "passing-through" to its shareholders such foreign taxes paid, but there can be no assurance that the fund will be able to do so. Under the Code, if more than 50% of the value of the fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the fund will be eligible for, and intends to file, an election with the Internal Revenue Service to "pass-through" to the fund's shareholders the amount of such foreign income and withholding taxes paid by the fund.
Pursuant to this election a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the fund's taxable year whether the foreign taxes paid by the fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country; and (b) the portion of dividends that represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation that is applied separately to "passive income," which includes, among other types of income, dividends, and interest.

The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of the prospectus and Statement of Additional Information. Shareholders should consult their tax advisors about the status of distributions from the fund in their own states and localities.

                 CUSTODIAN, FUND ACCOUNTANT, AND ADMINISTRATOR

Brown Brothers Harriman & Co. serves as custodian, fund accountant, and administrator for all funds of the Trust described in this Statement of Additional Information. With respect to the funds that own foreign securities Brown Brothers Harriman & Co. may hold securities of the funds outside the United States pursuant to sub-custody arrangements separately approved by the Trust. Before November 1997, Bankers Trust provided custody services, and USSI provided fund accounting and administrative services. Services with respect to the retirement accounts will be provided by Security Trust and Financial Company of San Antonio, Texas, a wholly owned subsidiary of the Adviser.

                                  DISTRIBUTOR

U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, is the exclusive agent for distribution of shares of the funds. The distributor is obligated to sell the shares of the funds on a best-efforts basis only against purchase orders for the shares. Shares of the funds are offered on a continuous basis.

                   INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

Arthur Andersen LLP, 225 Franklin Street, Boston, Massachusetts 02110-2812, was appointed auditors for the trust effective July 1, 1999. The accountants audit and report on the funds' annual financial statements, review certain regulatory reports and the funds' federal income tax returns, and perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust.

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, serves as legal counsel to the Trust.


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